UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 11, 2026

Date of Report (date of earliest event reported)

BOREALIS FOODS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-40778	98-1638988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1540 Cornwall Rd., Suite 104
Oakville, ON L6J 7W5

(Address of principal executive offices and zip code)

(905) 278-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares	BRLS	Nasdaq Capital Market
Warrants	BRLSW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 11, 2026, Mr. Shiv Khemka resigned from the Board of Directors (the “Board”) of the Company and from his positions as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board. Mr. Khemka’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the appointments described below, the Board also increased the size of the Board from seven to eight directors.

Also on May 11, 2026, the Board appointed Zaure Algaziyeva and Pavel Mynzhanov to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors are duly elected or appointed. The appointments were made pursuant to the terms of the Credit Agreement entered into between the Company and Oxus Capital PTE Ltd., dated April 27, 2026, which was previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2026.

The Board has determined that Ms. Algaziyeva qualifies as an independent director under the applicable rules of The Nasdaq Stock Market LLC. Ms. Algaziyeva was also appointed to serve as a member of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board. Mr. Mynzhanov is a Director of Oxus Capital PTE Ltd., the Company’s lender and a significant shareholder, and does not qualify as an independent director under the applicable rules of The Nasdaq Stock Market LLC.

Biographical information for Ms. Algaziyveva and Mr. Mynzhanov is as follows:

Zaure Algaziyeva is a senior executive and entrepreneur with over 20 years of experience across FMCG production, logistics, and financial services. She has served as Deputy General Director of First Brewery LLP since 2007, where she oversees large-scale production and distribution of beer and soft drinks. In parallel, she has been Director of Baza Brewery LLP since 2018, leading the development of craft beverage production, and a Member of the Supervisory Board of Caravan Beverages Group LLP, contributing to strategic oversight of import and distribution operations in the beverage sector. Her combined leadership roles reflect a strong track record in building vertically integrated businesses across production, supply chain, and market distribution. Earlier in her career, Ms. Algaziyeva served as Chairman of the Board of Directors of Senim Bank JSC from 2008 to 2013, where she led governance and strategic direction of the institution. She began her professional career at Kazkommertsbank JSC in the International Institutions Department, focusing on international funding, trade finance, securitization, and capital markets transactions, including IPO-related activities.  Ms. Algaziyeva holds a degree in International Economic Affairs from the Kazakh Academy of Management (Narxoz) and an MSc in Banking and Finance from Loughborough University (UK). The Company believes that Ms. Algaziyeva’s extensive experience in FMCG production, logistics, banking, and international finance qualifies her to contribute effectively to strategic business development and corporate governance.

Pavel Mynzhanov has served as Chief Executive Officer of Fincraft Energy Holding Limited, an affiliate of Oxus Capital PTE. Ltd., since November 2025. Prior thereto, from December 2019 to January 2026, Mr. Mynzhanov served as Vice President of Fincraft Group LLP, also an affiliate of Oxus Capital PTE. Ltd., where he was involved in investment and corporate finance activities across multiple sectors. Since June 2022, Mr. Mynzhanov has served as a Director of Oxus Capital PTE. Ltd., the Company’s lender and affiliate of the SPAC sponsor. The Company believes that Mr. Mynzhanov’s experience in investment management, corporate finance and strategic business operations qualifies him to serve on the Company’s Board of Directors. Mr. Mynzhanov received a Bachelor’s degree in Finance and Credit, Banking from the T. Ryskulov Kazakh Economic University in 2003 and attended the International Academy of Business MBA program from 2003 to 2005.

Other than the arrangements contained in the Credit Agreement described above, there are no arrangements or understandings between either Ms. Algaziyeva or Mr. Mynzhanov and any other persons pursuant to which they were selected as directors, there are no arrangements or understandings between either Ms. Algaziyeva or Mr. Mynzhanov and any other persons pursuant to which they were selected as directors. There are no family relationships between either Ms. Algaziyeva or Mr. Mynzhanov and any director or executive officer of the Company. Mr. Mynzhanov serves as Chief Executive Officer of Fincraft Energy Holding Limited and as a Director of Oxus Capital PTE Ltd. (“Oxus”). Fincraft Energy Holding Limited and Fincraft Group LLP (where Mr. Mynzhanov previously served as Vice President) are affiliates of Oxus. Oxus is a party to the Credit Agreement and the Conversion Agreement with the Company as previously disclosed in the Company’s Current Report on Form 8-K filed on May 1, 2026. Other than Mr. Mynzhanov’s relationships with Oxus and its affiliates and the transactions described in such filing, neither Ms. Algaziyeva nor Mr. Mynzhanov has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
10.1*	Credit Agreement between Borealis Foods Inc. and Oxus Capital Ptd Ltd. (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 1, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of May, 2026.

BOREALIS FOODS INC.

	By	/s/ Pouneh V. Rahimi
Date: May 14, 2026		Pouneh V. Rahimi
Chief Legal Officer

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